Exhibit 99.1

Interactive Intelligence Seeks to Create Holding Company Structure

INDIANAPOLIS, April 8, 2011 -- Interactive Intelligence, Inc. (Nasdaq: ININ), a global provider of unified IP business communications solutions, will ask shareholders at its 2011 annual shareholder meeting to vote on a proposal to reorganize the company as a holding company incorporated in Indiana.

If the reorganization is approved by shareholders at the annual meeting, in the reorganization:

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Each outstanding share of Interactive Intelligence common stock will automatically convert into one share of common stock of a new Indiana corporation named Interactive Intelligence Group, Inc. (ININ Group), and the current shareholders of Interactive Intelligence will become shareholders of this new Indiana holding company on a one-for-one basis, holding the same number of shares and the same ownership percentage after the reorganization as they held prior to the reorganization.

-	Interactive Intelligence will become a wholly owned subsidiary of ININ Group.
-	All current subsidiaries of Interactive Intelligence will become direct or indirect subsidiaries of ININ Group.
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Each of the outstanding options to acquire shares of Interactive Intelligence common stock will become options to acquire an identical number of shares of ININ Group common stock with the same terms and conditions as before the reorganization.

-	Each outstanding restricted stock unit for shares of Interactive Intelligence common stock will become a restricted stock unit for an identical number of shares of ININ Group common stock.
-	It is expected that the Interactive Intelligence board of directors and executive officers will hold the same positions with ININ Group.
-	ININ Group is expected to be listed on Nasdaq under “ININ,” the current Interactive Intelligence symbol.

Upon completion of the reorganization, ININ Group would replace Interactive Intelligence as the publicly held corporation. The reorganization would generally be tax-free for Interactive Intelligence shareholders. The reorganization is more fully described in the proxy statement/prospectus relating to the annual meeting of shareholders.

The primary objectives of the reorganization are to provide the company with enhanced strategic, operational, and financing flexibility, improve its ability to determine financial results and profitability of different lines of business, and better manage tax expenses and exposure to liabilities.

“In recent years we’ve made technology company acquisitions that have complemented our core IP business communications solutions, and extended our addressable market into new areas such as content management and accounts receivable management,” said Interactive Intelligence founder, president, and CEO, Dr. Donald E. Brown. “Our vision is to continue to evolve with similar acquisitions, and this reorganized company structure will enable us to make the best use of our overall infrastructure, while enabling each business to focus on its unique customer needs.”

The record date, and the date, time and place of the 2011 annual meeting of shareholders will be announced by Interactive Intelligence at a later time.

About Interactive Intelligence, Inc.
Interactive Intelligence, Inc. (Nasdaq: ININ) is a global provider of unified business communications solutions for contact center automation, enterprise IP telephony, and business process automation. The company’s solutions, which can be deployed via an on-premise or hosted model, include vertical-specific applications for insurance and collections. Interactive Intelligence was founded in 1994 and has more than 4,000 customers worldwide. The company is among Software Magazine’s 2010 Top 500 Global Software and Services Suppliers, and Forbes Magazine’s 2010 Best Small Companies in America. Interactive Intelligence is also positioned in the leaders’ quadrant of the Gartner Magic Quadrant for Contact Center Infrastructure, Worldwide report (Feb. 22, 2010). The company employs more than 800 people and is headquartered in Indianapolis, Indiana. It has 19 offices throughout North America, Latin America, Europe, Middle East, Africa and Asia Pacific. Interactive Intelligence can be reached at +1 317.872.3000 or info@inin.com; on the Net: www.inin.com.

Interactive Intelligence Forward-Looking Statement Disclosure
This release contains certain forward-looking statements that involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: rapid technological changes in the industry; the company's ability to maintain profitability; to manage successfully its growth; to manage successfully its increasingly complex third-party relationships resulting from the software and hardware components being licensed or sold with its solutions; to maintain successful relationships with certain suppliers which may be impacted by the competition in the technology industry; to maintain successful relationships with its current and any new partners; to maintain and improve its current products; to develop new products; to protect its proprietary rights adequately; to successfully integrate acquired businesses; and other factors described in the company's Securities and Exchange Commission (SEC) filings, including the company's latest annual report on Form 10-K.

Where to Find Additional Information
Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc. have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization. INTERACTIVE INTELLIGENCE SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus will be mailed to Interactive Intelligence shareholders prior to the shareholder meeting. In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about Interactive Intelligence, ININ Group, and the proposed reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about Interactive Intelligence, ININ Group, and the proposed reorganization can be obtained without charge by sending a request to Interactive Intelligence, Inc., 7601 Interactive Way, Indianapolis, Indiana 46278, Attention: Investor Relations; by calling (317) 872-3000; or by accessing them on Interactive Intelligence, Inc.’s investor relations Web page at http://investors.inin.com/.

Participants in the Solicitation
Interactive Intelligence, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Interactive Intelligence in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that Interactive Intelligence and ININ Group have filed and intend to file with the SEC in connection with the annual meeting of shareholders of Interactive Intelligence, Inc.

This press release is being made pursuant to and in compliance with the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Interactive Intelligence Inc. is the owner of the marks INTERACTIVE INTELLIGENCE, its associated LOGO and numerous other marks. All other trademarks mentioned in this document are the property of their respective owners.

ININ-G

Contacts:
Stephen R. Head
Chief Financial Officer
Interactive Intelligence Inc.
+1 317.715.8412
steve.head@inin.com

Christine Holley
Director of Market Communications
Interactive Intelligence Inc.
+1 317.715.8220
christine.holley@inin.com

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